SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549


FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 0R 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):	March 25, 1999

INSO CORPORATION
(Exact name of registrant as specified in its charter)




Delaware                          000-23384
(State or other jurisdiction of 		(Commission File Number)
incorporation or organization)

04-3216243
(I.R.S. Employer Identification No.)

31 St. James Avenue
Boston, Massachusetts                     02116-4101
(Address of principal executive offices)		(Zip code)


(617) 753-6500
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)


ITEM 5.	OTHER EVENTS

		On March 25, 1999, the Registrant announced the resignation of Steven R. Vana-Paxhia as President and Chief Executive Officer and member of the Board of Directors of the Registrant. Steven O. Jaeger has been named Chief Executive Officer, and Kirby A. Mansfield has been named President and Chief Operating Officer.

		As of April 2, 1999, J.P. Barger resigned as a director of the Registrant.

  As of April 29, 1999, Betty J. Savage resigned as Vice President, Chief Financial Officer and Treasurer of the Company.

		The Registrant's press releases dated March 25, 1999, April 9, 1999 and April 29, 1999 which are filed as Exhibits 99.1, 99.2, and 99.3, respectively, to this Current Report on Form 8-K, are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not Applicable.

(b) Pro Forma Financial Information.

Not Applicable.

(c) Exhibits.

See Exhibit Index attached hereto.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 29th day of April, 1999.

Inso Corporation

By /s/ Jonathan P. Levitt
       ------------------
       Jonathan P. Levitt
      	Secretary


EXHIBIT INDEX


Exhibit
No.	Exhibit Description

99.1  Press release, dated March 25, 1999 (filed herewith)

99.2  Press release, dated April 9, 1999 (filed herewith)

99.3  Press release, dated April 29, 1999 (filed herewith)